UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The 2017 Annual Meeting of Stockholders of Carriage Services, Inc. (the “Company”) was held on May 17, 2017. As of the record date for the meeting, we had 16,689,360 shares of Common Stock outstanding, each of which was entitled to one vote. The matters presented for a vote and the related results are as follows:
PROPOSAL 1 – ELECTION OF DIRECTORS
Proposal 1 was the election of the nominee to serve as a Class III director for a three-year term expiring on the date of the 2020 annual meeting. The result of the vote was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Donald D. Patteson, Jr.	9,025,602	2,502,713	2,851,723
Pursuant to the foregoing vote, the director nominee was duly elected as a Class III director.
PROPOSAL 2 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Proposal 2 was an advisory vote regarding the approval of the Named Executive Officer compensation. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,316,334	2,149,142	62,837	2,851,724
Pursuant to the foregoing vote, and the acceptance of the vote by the Board of Directors of the Company, the Named Executive Officer compensation, as disclosed in the Proxy Statement for the 2017 Annual Meeting of Stockholders of the Company, was approved.
PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Proposal 3 was an advisory vote the frequency of an advisory vote for named executive officer compensation be on an annual basis. The result of the vote was as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
11,226,290	73,180	203,352	25,491	2,851,724
Pursuant to the foregoing vote, and the acceptance of the vote by the Board of Directors of the Company, the advisory vote on Named Executive Officer compensation will occur each year.
PROPOSAL 4 – APPROVAL OF THE CARRIAGE SERVICES, INC. 2017 OMNIBUS INCENTIVE PLAN
Proposal 4 was the approval of the Carriage Services, Inc. 2017 Omnibus Incentive Plan. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,161,574	5,311,949	54,790	2,851,724
Pursuant to the foregoing vote, the Carriage Services, Inc. 2017 Omnibus Incentive Plan was approved.

PROPOSAL 5 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 5 was the ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,347,902	23,994	8,141	—
Pursuant to the foregoing vote, the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 17, 2017	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Principal Financial Officer, Chief Financial Officer and Secretary